Nicor Gas Company
                                                             Form 10-K
                                                             Exhibit 24.01


                              POWER OF ATTORNEY




KNOW ALL MEN BY THESE PRESENTS:

      That the undersigned, a Director, Officer, or Director and Officer of Northern Illinois Gas Company (doing business as Nicor Gas Company), an Illinois corporation, does hereby constitute and appoint D. L. CYRANOSKI and M. T. LORENZ, and each of them, the undersigned's true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, the 1999 Annual Report on Form 10-K (and such amendment or amendments thereto as may be necessary) to be filed pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

      IN WITNESS WHEREOF, I have hereunto signed this Power of Attorney this 20th day of January, 2000.





                             ROBERT M. BEAVERS, JR.
                             Robert M. Beavers, Jr.

                              POWER OF ATTORNEY




KNOW ALL MEN BY THESE PRESENTS:

      That the undersigned, a Director, Officer, or Director and Officer of Northern Illinois Gas Company (doing business as Nicor Gas Company), an Illinois corporation, does hereby constitute and appoint D. L. CYRANOSKI and M. T. LORENZ, and each of them, the undersigned's true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, the 1999 Annual Report on Form 10-K (and such amendment or amendments thereto as may be necessary) to be filed pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

      IN WITNESS WHEREOF, I have hereunto signed this Power of Attorney this 20th day of January, 2000.





                                           BRUCE P. BICKNER
                                           Bruce P. Bickner

                              POWER OF ATTORNEY




KNOW ALL MEN BY THESE PRESENTS:

      That the undersigned, a Director, Officer, or Director and Officer of Northern Illinois Gas Company (doing business as Nicor Gas Company), an Illinois corporation, does hereby constitute and appoint D. L. CYRANOSKI and M. T. LORENZ, and each of them, the undersigned's true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, the 1999 Annual Report on Form 10-K (and such amendment or amendments thereto as may be necessary) to be filed pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

      IN WITNESS WHEREOF, I have hereunto signed this Power of Attorney this 20th day of January, 2000.





                              JOHN H. BIRDSALL, III
                              John H. Birdsall, III

                              POWER OF ATTORNEY




KNOW ALL MEN BY THESE PRESENTS:

      That the undersigned, a Director, Officer, or Director and Officer of Northern Illinois Gas Company (doing business as Nicor Gas Company), an Illinois corporation, does hereby constitute and appoint D. L. CYRANOSKI and M. T. LORENZ, and each of them, the undersigned's true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, the 1999 Annual Report on Form 10-K (and such amendment or amendments thereto as may be necessary) to be filed pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

      IN WITNESS WHEREOF, I have hereunto signed this Power of Attorney this 20th day of January, 2000.





                                           THOMAS A. DONAHOE
                                           Thomas A. Donahoe

                              POWER OF ATTORNEY





KNOW ALL MEN BY THESE PRESENTS:

      That the undersigned, a Director, Officer, or Director and Officer of Northern Illinois Gas Company (doing business as Nicor Gas Company), an Illinois corporation, does hereby constitute and appoint D. L. CYRANOSKI and M. T. LORENZ, and each of them, the undersigned's true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, the 1999 Annual Report on Form 10-K (and such amendment or amendments thereto as may be necessary) to be filed pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

      IN WITNESS WHEREOF, I have hereunto signed this Power of Attorney this 20th day of January, 2000.





                                           DENNIS J. KELLER
                                           Dennis J. Keller

                              POWER OF ATTORNEY




KNOW ALL MEN BY THESE PRESENTS:

      That the undersigned, a Director, Officer, or Director and Officer of Northern Illinois Gas Company (doing business as Nicor Gas Company), an Illinois corporation, does hereby constitute and appoint D. L. CYRANOSKI and M. T. LORENZ, and each of them, the undersigned's true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, the 1999 Annual Report on Form 10-K (and such amendment or amendments thereto as may be necessary) to be filed pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

      IN WITNESS WHEREOF, I have hereunto signed this Power of Attorney this 20th day of January, 2000.





                                           CHARLES S. LOCKE
                                           Charles S. Locke

                              POWER OF ATTORNEY




KNOW ALL MEN BY THESE PRESENTS:

      That the undersigned, a Director, Officer, or Director and Officer of Northern Illinois Gas Company (doing business as Nicor Gas Company), an Illinois corporation, does hereby constitute and appoint D. L. CYRANOSKI and M. T. LORENZ, and each of them, the undersigned's true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, the 1999 Annual Report on Form 10-K (and such amendment or amendments thereto as may be necessary) to be filed pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

      IN WITNESS WHEREOF, I have hereunto signed this Power of Attorney this 20th day of January, 2000.





                                           WILLIAM A. OSBORN
                                           William A. Osborn

                              POWER OF ATTORNEY




KNOW ALL MEN BY THESE PRESENTS:

      That the undersigned, a Director, Officer, or Director and Officer of Northern Illinois Gas Company (doing business as Nicor Gas Company), an Illinois corporation, does hereby constitute and appoint D. L. CYRANOSKI and M. T. LORENZ, and each of them, the undersigned's true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, the 1999 Annual Report on Form 10-K (and such amendment or amendments thereto as may be necessary) to be filed pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

      IN WITNESS WHEREOF, I have hereunto signed this Power of Attorney this 20th day of January, 2000.





                                          SIDNEY R. PETERSEN
                                          Sidney R. Petersen

                              POWER OF ATTORNEY




KNOW ALL MEN BY THESE PRESENTS:

      That the undersigned, a Director, Officer, or Director and Officer of Northern Illinois Gas Company (doing business as Nicor Gas Company), an Illinois corporation, does hereby constitute and appoint D. L. CYRANOSKI and M. T. LORENZ, and each of them, the undersigned's true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, the 1999 Annual Report on Form 10-K (and such amendment or amendments thereto as may be necessary) to be filed pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

      IN WITNESS WHEREOF, I have hereunto signed this Power of Attorney this 20th day of January, 2000.





                                               JOHN RAU
                                               John Rau

                              POWER OF ATTORNEY




KNOW ALL MEN BY THESE PRESENTS:

      That the undersigned, a Director, Officer, or Director and Officer of Northern Illinois Gas Company (doing business as Nicor Gas Company), an Illinois corporation, does hereby constitute and appoint D. L. CYRANOSKI and M. T. LORENZ, and each of them, the undersigned's true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, the 1999 Annual Report on Form 10-K (and such amendment or amendments thereto as may be necessary) to be filed pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

      IN WITNESS WHEREOF, I have hereunto signed this Power of Attorney this 20th day of January, 2000.





                                           PATRICIA A. WIER
                                           Patricia A. Wier